UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2004 (April 1, 2004)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

2711 North Haskell Avenue
Suite 2300, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(214) 370-2000

Item 5. Other Events.
SIGNATURES
INDEX TO EXHIBITS

     The purpose of this Form 8-K/A is to delete the last paragraph of the information appearing under Item 5 of the registrant’s Form 8-K, dated April 7, 2004. The text of such Item 5 is restated as follows:

Item 5. Other Events.

     On April 1, 2004, Zix Corporation issued a press release announcing new executive appointments. A copy of the press release filed as Exhibit 99.1 to the registrant’s Form 8-K, dated April 7, 2004, is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date:	May 6, 2004	By:	/s/ Bradley C. Almond

Bradley C. Almond
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 1, 2004 titled “Zix Corporation Announces New Executive Appointments.” Filed as Exhibit 99.1 to the registrant’s Form 8-K, dated April 7, 2004, and incorporated herein by reference.